Exhibit (h)(13)

Schedule A: Acquiring Funds

Exchange-Traded Funds:

BlackRock ETF Trust

iShares International Country Rotation Active ETF

BlackRock ETF Trust II

iShares Floating Rate Loan Active ETF

iShares Large Cap Moderate Buffer ETF

iShares Large Cap Deep Buffer ETF

iShares Short Duration High Yield Muni Active ETF

Open-End Mutual Funds:

BlackRock Allocation Target Shares

BATS: Series P Portfolio

BlackRock Funds II

BlackRock Dynamic High Income Portfolio

BlackRock Managed Income Fund

BlackRock Funds III

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

BlackRock LifePath® Dynamic 2065 Fund

BlackRock LifePath® Dynamic 2070 Fund

BlackRock LifePath® ESG Index Retirement Fund

BlackRock LifePath® ESG Index 2030 Fund

BlackRock LifePath® ESG Index 2035 Fund

BlackRock LifePath® ESG Index 2040 Fund

BlackRock LifePath® ESG Index 2045 Fund

BlackRock LifePath® ESG Index 2050 Fund

BlackRock LifePath® ESG Index 2055 Fund

BlackRock LifePath® ESG Index 2060 Fund

BlackRock LifePath® ESG Index 2065 Fund

BlackRock LifePath® ESG Index 2070 Fund

BlackRock LifePath® Index Retirement Fund

BlackRock LifePath® Index 2030 Fund

BlackRock LifePath® Index 2035 Fund

BlackRock LifePath® Index 2040 Fund

BlackRock LifePath® Index 2045 Fund

BlackRock LifePath® Index 2050 Fund

BlackRock LifePath® Index 2055 Fund

BlackRock LifePath® Index 2060 Fund

BlackRock LifePath® Index 2065 Fund

BlackRock LifePath® Index 2070 Fund

BlackRock Funds V

BlackRock Floating Rate Income Portfolio

BlackRock High Yield Portfolio

BlackRock Sustainable High Yield Bond Fund

BlackRock Series Fund II, Inc.

BlackRock High Yield Portfolio

BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund

As of July 1, 2025

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

Open-End Mutual Funds:

BlackRock Advantage Global Fund, Inc.

BlackRock Advantage SMID Cap Fund, Inc.

BlackRock Allocation Target Shares

All Series

BlackRock Balanced Fund, Inc.

BlackRock Bond Fund, Inc.

All Series

BlackRock Capital Appreciation Fund, Inc.

BlackRock California Municipal Series Trust

All Series

BlackRock Emerging Markets Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock FundsSM

All Series

BlackRock Funds II

All Series

BlackRock Funds III

All Series

BlackRock Funds IV

All Series

BlackRock Funds V

All Series

BlackRock Funds VI

All Series

BlackRock Funds VII, Inc.

All Series

BlackRock Global Allocation Fund, Inc.

BlackRock Index Funds, Inc.

All Series

BlackRock International Select Equity Fund

BlackRock Large Cap Focus Growth Fund, Inc.

BlackRock Large Cap Focus Value Fund, Inc.

BlackRock Large Cap Series Funds, Inc.

All Series

BlackRock Mid-Cap Value Series, Inc.

All Series

BlackRock Multi-State Municipal Series Trust

All Series

BlackRock Municipal Bond Fund, Inc.

All Series

BlackRock Municipal Series Trust

All Series

BlackRock Natural Resources Trust

BlackRock Series Fund, Inc.

All Series

BlackRock Series Fund II, Inc.

All Series

BlackRock Series, Inc.

All Series

BlackRock Strategic Global Bond Fund, Inc.

BlackRock Unconstrained Equity Fund

BlackRock Variable Series Funds, Inc.

All Series

BlackRock Variable Series Funds II, Inc.

All Series

Managed Account Series

All Series

Managed Account Series II

All Series

Master Investment Portfolio

All Series

Master Investment Portfolio II

All Series

Quantitative Master Series LLC

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

This Schedule B is further amended to exclude any Acquired Fund that is identified as an ineligible mutual fund within the Section 12(d)(1) policy and procedures (collectively, the “Policy”) applicable to each Acquiring Fund and Acquired Fund, as the relevant section of such Policy is deemed incorporated by reference into the Agreement and as amended, supplemented or revised and in effect from time to time.

As of July 1, 2025